CMA

CMA New Jersey
Municipal Money Fund

Annual Report







March 31, 1998


MERRILL LYNCH BULL LOGO



Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:


For the year ended March 31, 1998, CMA New Jersey Municipal Money
Fund paid shareholders a net annualized yield of 2.97%.* As of March 31, 1998, the Fund's 7-day yield was 2.89%.

Economic Environment and
Investment Strategy
For the six-month period ended March 31, 1998, US credit and equity markets continued to post solid gains. The US Treasury market benefited from the continuing problems in Pacific Rim economies, a strong US dollar and weaker US exports, thus moving prices sharply higher by mid-January 1998. Stock prices also rose with the Dow Jones Industrial Average gaining 11% as investors began to view the problems in Asia as having little impact on the continued strength of the domestic economy. The US economy, led by housing, transportation and consumer demand, continued to register above-trend growth. The credit markets retraced some earlier gains as the period closed with investors becoming concerned that the Federal Reserve Board may have to raise short-term interest rates as early as the second quarter of 1998 if the economy continues to grow at its current pace. The yield on the 30-year US Treasury bond ended the period at 5.94%, down 45 basis points (0.45%) from September 30, 1997 but off the six-month period low of 5.69%. The one-year US Treasury bill ended March 31, 1998 at 5.40%, slightly lower than at September 30, 1997 and off the period low of 5.18% recorded in early January 1998.

During the six-month period ended March 31, 1998, the short-term municipal market experienced strong asset growth with assets in tax-exempt money funds increasing by 14.3% to $172.5 billion from $150.8 billion at September 30, 1997. By mid-period, strong demand lowered the yield on MIG1-rated municipal notes with a June 1998 maturity to 3.45% from 3.75% at the beginning of the period. The yield on 7-day variable rate notes also fell, registering an average 2.81% yield compared to 3.72% at the beginning of the period.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


We maintained a neutral average portfolio maturity of 35 days--45 days during the six months ended March 31, 1998, which provided the flexibility to adjust to changing market conditions. The shape of the short-term municipal yield curve remained flat, offering little incentive to extend the Fund's average life. We continued to utilize the Fund's tax-exempt commercial paper and municipal note holdings to manage its average portfolio maturity. We were able to lock in attractive yields through investments in tax-exempt commercial paper during periods of strong investor demand. Our focus in the note sector concentrated in the six-month--nine-month maturity range. In our opinion, this range offered the best opportunities to provide solid credit quality and diversification, while limiting interest rate exposure. Our investment strategy for the 12-month period ended March 31, 1998 enabled us to achieve a gross yield better than the average of similar New Jersey tax-exempt money funds for the same period, while maintaining a stable net asset value.

Governor Christine Whitman was re-elected in the November 1997 election, narrowly defeating her Democratic challenger. The most pressing issue facing the Governor in her second term will be resolving the educational funding crisis facing the state's poorest school districts. The projected cost of bringing these school facilities to acceptable levels ranges from $1.8 billion to $2.7 billion. The affluent school districts will feel the brunt of the cutbacks as more state aid is funneled to the poorer districts. In addition to bringing the facilities up to standard, the state may mandate districts to provide additional services such as full-time pre-school and kindergarten in the poorer districts at an additional cost of $320 million. Short-term municipal issuance within New Jersey increased to $1.6 billion for the period from $1.1 billion in the prior six-month period.

In the upcoming months, investors will watch closely second and third quarter of 1998 data on the US economy as they look for signs that Asian economic problems are impacting domestic growth and the future possible course of short-term interest rates. Short-term municipal investors will focus on three areas during the upcoming six-months. First, money funds typically experience sizable outflows beginning in mid-April because of income tax-related payments. Variable rate yields tend to move higher during this period as dealers raise interest rates to control inventories. The Fund is currently well positioned to take advantage of the higher yields. Second, the June--August period is historically one of heavy note issuance with several large issuers, including the states of California and Texas, expected to enter the market. The Fund's average portfolio maturity is likely to increase modestly during this period, as we anticipate being active in the New Jersey note market. Finally, the Securities and Exchange Commission has issued new technical amendments to Rule 2a-7, which are the guidelines governing money market funds. The new guidelines take effect on July 1, 1998 and will impose new diversification requirements for state-specific money funds. However, we do not anticipate a need for changes to our portfolio strategy or structure to comply with the new regulations.

In Conclusion
We thank you for your continued interest in CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager



April 30, 1998




Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

ACES SM   Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
EDA       Economic Development Authority
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
TRAN      Tax and Revenue Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998                                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey--       $ 14,900   Atlantic City, New Jersey, BAN, UT, 4.25% due 8/27/1998                           $ 14,926
95.7%                 3,800   Atlantic County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Governmental Loan Program), ACES, 3.35% due 7/01/2026 (a)                    3,800
                      8,500   Bernards Township, New Jersey, Sewage Authority, Sewer Revenue Refunding
                              Bonds, 3.85% due 12/15/1998                                                          8,500
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (a):
                      2,780      (Jewish Community Center Project), 3.50% due 12/01/2010                           2,780
                     13,900      (Parkview Redevelopment Housing Project), AMT, 3.70% due 7/01/2026               13,900
                      4,620   Clifton, New Jersey, BAN, UT, 4.25% due 6/25/1998                                    4,624
                      8,859   Denville Township, New Jersey, BAN, 4.25% due 6/16/1998                              8,869
                              Eagle Tax Exempt Trust, New Jersey State Housing and Mortgage Finance
                              Agency, VRDN (a):
                     14,000      Series 97C-3002, Class A, 3.25% due 10/01/2019                                   14,000
                      1,000      Series 94C-3001, 3.51% due 10/01/2015                                             1,000
                     18,000      Series 94C-3001, 3.77% due 10/01/2015                                            18,000
                              Essex County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES (a):
                      2,000      3.30% due 12/01/1998                                                              2,000
                      5,050      3.30% due 7/01/2026                                                               5,050
                     13,260   Floating Rate Trust Certificates, VRDN, Series 1994-E, 3.70% due 7/02/1999 (a)      13,260
                      8,000   Hudson County, New Jersey, Improvement Authority, Floating Rate Bonds
                              (Essential Purpose Pooled Government), VRDN, 3.70% due 7/15/2026 (a)                 8,000
                     19,600   Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Government Loan Program), ACES, 3.40% due 8/01/2016 (a)                     19,600
                     10,000   New Brunswick, New Jersey, BAN, UT, 4.125% due 7/31/1998                            10,014
                              New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series A (a):
                      2,200      3.55% due 12/01/2027                                                              2,200
                     11,450      3.60% due 12/01/2027                                                             11,450


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey                    New Jersey EDA, Economic Development Revenue Bonds, VRDN (a):
(continued)        $  4,900      (400 International Drive Partners), 3.55% due 9/01/2005                        $  4,900
                        525      (Astor Chocolate Corporation Project), AMT, 3.70% due 4/01/2002                     525
                      3,300      (Atlanta--Danic Urban Renewal), 3.30% due 11/01/2007                              3,300
                      9,125      (Benedictine Abbey of Newark), 3.70% due 12/01/2019                               9,125
                      1,525      (Brach/Jersey Avenue Project), 3.35% due 5/01/2011                                1,525
                      1,250      (Catholic Community Services), 3.55% due 6/01/2025                                1,250
                      3,600      (Delta Plastics Corporation Project), 3.95% due 10/01/2006                        3,600
                      2,369      (Filtra Corporation Project), 3.70% due 8/01/2015                                 2,369
                      1,700      (International Vitamin Corporation Project), AMT, 3.70% due 5/01/2003             1,700
                      1,700      (Office Court Associates Project), AMT, 3.70% due 4/01/2011                       1,700
                      1,740      (Park Lane Associates Project), AMT, 3.70% due 4/01/2010                          1,740
                      6,100      Refunding (Lawrenceville School Project), Series B, 3.30% due 7/01/2026           6,100
                      6,500      Refunding (Multi-Modal--Church & Dwight), 3.30% due 12/01/2008                    6,500
                      2,198      Refunding (RJB Associates Project), 3.75% due 8/01/2008                           2,198
                      1,225      (Saint Peter's Preparatory School), 3.80% due 1/01/2010                           1,225
                      3,000      (Wyckoff Family YMCA Project), 3.80% due 10/01/2017                               3,000
                              New Jersey EDA, Exempt Facilities Revenue Bonds, CP, AMT:
                      3,000      (Chambers Cogeneration), 3.10% due 4/01/1998                                      3,000
                      2,000      (Chambers Cogeneration), 3.35% due 4/06/1998                                      2,000
                     17,000      (Chambers Cogeneration), 3.50% due 5/01/1998                                     17,000
                      2,300      (Chambers Cogeneration), 3.20% due 5/04/1998                                      2,300
                      5,200      (Chambers Cogeneration), 3.30% due 6/09/1998                                      5,200
                      9,300      (Keystone Project), 3.20% due 5/01/1998                                           9,300
                      4,300      (Keystone Project), 3.20% due 5/04/1998                                           4,300
                      4,500      (Keystone Project), 3.25% due 5/14/1998                                           4,500
                      4,400      (Keystone Project), 3.30% due 6/09/1998                                           4,400
                      1,600   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 3.80% due
                              6/01/2006 (a)                                                                        1,600
                        600   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Elizabeth Realty Urban Renewal Associates--1986 Project), VRDN, AMT,
                              4% due 6/01/2000 (a)                                                                   600
                     24,000   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation
                              Project), VRDN, AMT, Series A, 3.60% due 6/01/2026 (a)(b)                           24,000
                              New Jersey EDA, PCR, VRDN (a):
                      4,835      (General Motors Corp. Project), 3.50% due 10/01/2000                              4,835
                      7,450      (Merck & Company), Series A, 3.90% due 10/01/2004                                 7,450
                      1,700      Refunding (Public Service Electric & Gas Company), Series A,
                                 3.30% due 3/01/2012 (e)                                                           1,700
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle), VRDN,
                              3.65% due 2/01/2002 (a)                                                              5,000
                              New Jersey EDA, Revenue Bonds, VRDN (a):
                      4,905      (Accurate Box Company Inc. Project), AMT, 3.75% due 11/01/2009                    4,905
                      2,150      (Adam Spence Corporation Project), AMT, 3.75% due 9/01/2017                       2,150
                      2,200      (Bethany Baptist Church Project), 3.15% due 3/01/2018                             2,200
                      3,700      (Catholic Charities), 3.70% due 11/01/2012                                        3,700
                        960      (E.P. Henry Corp. Project), 3.80% due 3/01/2005                                     960
                      1,035      (Economic Growth--Greater Mercer County), AMT, Series A-1, 3.40% due
                                 11/01/2016                                                                        1,035
                      4,020      (Economic Growth--Greater Mercer County), AMT, Series E, 3.40% due
                                 11/01/2006                                                                        4,020
                      3,295      (Economic Growth--Greater Mercer County), AMT, Series H, 3.40% due
                                 11/01/2016                                                                        3,295


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey                    New Jersey EDA, Revenue Bonds, VRDN (a)(concluded):
(continued)        $  1,255      (Economic Growth--Greater Mercer County), Series F, 3.30% due
                                 11/01/2016                                                                     $  1,255
                      1,500      (Economic Growth--Greater Mercer County), Series G, 3.30% due
                                 11/01/2016                                                                        1,500
                      2,800      (Economic Growth--Paterson), AMT, Series A, 3.35% due 1/01/2016                   2,800
                      2,000      (Economic Growth--Paterson), AMT, Series B, 3.35% due 1/01/2005                   2,000
                      4,600      (Hoffman-La Roche, Inc. Project), AMT, 3.45% due 11/01/2011                       4,600
                      3,000      (Joe & James Moreng), AMT, 3.45% due 3/01/2013                                    3,000
                      1,000      (The Peddie School Project), 3.65% due 2/01/2026                                  1,000
                      2,000      (The Peddie School Project), Series B, 3.65% due 2/01/2019                        2,000
                      1,000      (Saint James Prep and Social Services Project), 3.30% due 12/01/2027              1,000
                      6,800   New Jersey EDA, Water Facilities Revenue Bonds (Elizabethtown Water
                              Company Project), VRDN, AMT, Series A, 3.60% due 6/01/2027 (a)(b)                    6,800
                     21,930   New Jersey Sports and Exposition Authority Revenue Bonds (State Contract),
                              VRDN, Series C, 3.45% due 9/01/2024 (a)(e)                                          21,930
                              New Jersey State Educational Facilities Authority Revenue Bonds:
                      7,585      FLOATS, Series SG-48, 3.65% due 7/01/2026 (a)(e)                                  7,585
                      2,000      (Higher Educational Facilities Trust Fund), Series A, 5.125% due
                                 9/01/1998 (b)                                                                     2,011
                      3,400   New Jersey State Higher Educational Assistance Authority, Student Loan
                              Revenue Bonds (New Jersey Class Loan Program), AMT, Series B, 3.90% due
                              6/01/1998 (e)                                                                        3,400
                     10,000   New Jersey State Highway Authority, General Revenue Bonds (Garden State
                              Parkway), 7.25% due 1/01/1999 (c)                                                   10,466
                      1,535   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds,
                              VRDN, Series C-76, 3.80% due 10/01/2015 (a)                                          1,535
                      1,000   New Jersey State, Refunding, GO, UT, Series E, 5% due 7/15/1998                      1,003
                              New Jersey State TRAN, CP, Series 97:
                      5,700      3.15% due 4/03/1998                                                               5,700
                      5,800      3.15% due 4/06/1998                                                               5,800
                     10,400      3.45% due 4/06/1998                                                              10,400
                      9,400      3.75% due 4/06/1998                                                               9,400
                      5,000      3.80% due 4/06/1998                                                               5,000
                      4,300      3.75% due 4/07/1998                                                               4,300
                      5,000      3.35% due 4/09/1998                                                               5,000
                      4,000      3.40% due 5/12/1998                                                               4,000
                      5,000      3.40% due 6/05/1998                                                               5,000
                      5,000      3.40% due 6/09/1998                                                               5,000
                      5,500      3.45% due 6/15/1998                                                               5,500
                     10,900   New Jersey State Transportation Trust Fund Authority Refunding Bonds
                              (Transportation System), Series A, 5.50% due 6/15/1998                              10,942
                     22,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 3.15% due 1/01/2018 (a)(d)                                          22,000
                      8,000   Ocean County, New Jersey, BAN, UT, 4.25% due 6/19/1998                               8,009
                     18,028   Passaic County, New Jersey, BAN, UT, 4.25% due 6/16/1998                            18,039
                              Port Authority of New York and New Jersey (Line of Credit), CP, AMT:
                      3,220      3.15% due 4/01/1998                                                               3,220
                      2,800      3.25% due 5/01/1998                                                               2,800
                      1,260      3.45% due 5/22/1998                                                               1,260


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998 (CONCLUDED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
New Jersey                    Port Authority of New York and New Jersey, Special Obligation Revenue
(concluded)                   Bonds, VRDN, AMT (a):
                  $  14,500      Floating Rate Receipts, Series SG-94, 3.80% due 12/01/2017 (e)                $  14,500
                     23,600      MSTR, Series SGA-69, 3.70% due 12/01/2022                                        23,600
                              Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                              (Versatile Structure Obligation), VRDN (a):
                     46,600      AMT, Refunding, Series 1R, 3.75% due 8/01/2028                                   46,600
                     38,400      AMT, Series 6, 3.70% due 12/01/2027                                              38,400
                     44,900      Series 4, 3.70% due 4/01/2024                                                    44,900
                      7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
                              Revenue Bonds (du Pont (E.I.) de Nemours), VRDN, Series A, 3.40% due
                              3/01/2012 (a)                                                                        7,300
                              Salem County, New Jersey, Pollution Control Financing Authority, PCR,
                              Refunding, VRDN (a)(e):
                      1,000      (Atlantic City Electric), AMT, Series B, 3.55% due 7/15/2017                      1,000
                      5,500      (Atlantic City Electric), Series A, 3.45% due 4/15/2014                           5,500
                      4,000      (Public Service Electric & Gas), AMT, 3.40% due 4/01/2031                         4,000
                     11,660   Sussex County, New Jersey, BAN, UT, 4% due 2/09/1999                                11,692
                              Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding, VRDN (a):
                      2,200      (Allied Signal Project), 3.80% due 12/01/2020                                     2,200
                      1,100      (Exxon Project), 3.55% due 7/01/2033                                              1,100
                      1,500   West Orange, New Jersey, BAN, 4.25% due 11/17/1998                                   1,504
                      8,000   West Windsor/Plainsboro, New Jersey, Regional School District Temporary
                              Notes, UT, 4% due 1/27/1999                                                          8,027
                     17,800   Woodbridge Township, New Jersey, BAN, UT, 4.25% due 7/01/1998                       17,819

Puerto Rico--         7,000   Puerto Rico Commonwealth, Government Development Bank, Refunding,
3.6%                          VRDN, 3.375% due 12/01/2015 (a)(e)                                                   7,000
                     22,000   Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998                       22,056

                              Total Investments (Cost--$794,633*)--99.3%                                         794,633

                              Other Assets Less Liabilities--0.7%                                                  5,364
                                                                                                                --------
                              Net Assets--100.0%                                                                $799,997
                                                                                                                ========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1998.
(b)AMBAC Insured.
(c)Prerefunded.
(d)FGIC Insured.
(e)MBIA Insured.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
Assets:
Investments, at value (identified cost--$794,632,609) (Note 1a)                                           $  794,632,609
Cash                                                                                                              52,964
Interest receivable                                                                                            5,770,940
Prepaid registration fees and other assets (Note 1d)                                                             225,342
                                                                                                          --------------
Total assets                                                                                                 800,681,855
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $      337,709
 Distributor (Note 2)                                                                           232,058          569,767
                                                                                         --------------
Accrued expenses and other liabilities                                                                           114,793
                                                                                                          --------------
Total liabilities                                                                                                684,560
                                                                                                          --------------
Net Assets                                                                                                $  799,997,295
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   80,013,757
Paid-in capital in excess of par                                                                             720,123,489
Accumulated realized capital losses--net (Note 4)                                                               (139,951)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 800,137,573 shares of
beneficial interest outstanding                                                                           $  799,997,295
                                                                                                          ==============


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   25,399,676
Expenses:
Investment advisory fees (Note 2)                                                        $    3,390,860
Distribution fees (Note 2)                                                                      879,810
Transfer agent fees (Note 2)                                                                    127,236
Accounting services (Note 2)                                                                     79,096
Registration fees (Note 1d)                                                                      75,730
Professional fees                                                                                70,307
Custodian fees                                                                                   46,738
Pricing fees                                                                                     12,005
Trustees' fees and expenses                                                                       5,383
Other                                                                                             6,152
                                                                                         --------------
Total expenses                                                                                                 4,693,317
                                                                                                          --------------
Investment income--net                                                                                        20,706,359
Realized Loss on Investments--Net (Note 1c)                                                                      (31,035)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   20,675,324
                                                                                                          ==============


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                            1998              1997
Operations:
Investment income--net                                                                   $   20,706,359   $   17,125,404
Realized loss on investments--net                                                               (31,035)         (47,138)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         20,675,324       17,078,266
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (20,706,317)     (17,117,196)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                         (20,706,317)     (17,117,196)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          2,799,906,641    2,177,998,397
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                          20,706,788       17,116,053
                                                                                         --------------   --------------
                                                                                          2,820,613,429    2,195,114,450
Cost of shares redeemed                                                                  (2,703,946,349)  (2,121,998,967)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                    116,667,080       73,115,483
                                                                                         --------------   --------------
Net Assets:
Total increase in net assets                                                                116,636,087       73,076,553
Beginning of year                                                                           683,361,208      610,284,655
                                                                                         --------------   --------------
End of year                                                                              $  799,997,295   $  683,361,208
                                                                                         ==============   ==============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    1998          1997        1996         1995           1994
Per Share Operating Performance:
Net asset value, beginning of year                       $     1.00   $     1.00  $     1.00   $     1.00     $     1.00
                                                         ----------   ----------  ----------   ----------     ----------
Investment income--net                                          .03          .03         .03          .02            .02
                                                         ----------   ----------  ----------   ----------     ----------
Total from investment operations                                .03          .03         .03          .02            .02
                                                         ----------   ----------  ----------   ----------     ----------
Less dividends from investment income--net                     (.03)        (.03)       (.03)        (.02)          (.02)
                                                         ----------   ----------  ----------   ----------     ----------
Net asset value, end of year                             $     1.00   $     1.00  $     1.00   $     1.00     $     1.00
                                                         ==========   ==========  ==========   ==========     ==========
Total Investment Return                                       2.97%        2.83%       3.07%        2.52%          1.82%
                                                         ==========   ==========  ==========   ==========     ==========
Ratios to Average Net Assets:
Expenses                                                       .66%         .68%        .68%         .71%           .70%
                                                         ==========   ==========  ==========   ==========     ==========
Investment income--net                                        2.92%        2.78%       3.02%        2.51%          1.80%
                                                         ==========   ==========  ==========   ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)                   $  799,997   $  683,361  $  610,285   $  525,747     $  441,846
                                                         ==========   ==========  ==========   ==========     ==========


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $43 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1998, the Fund had a net capital loss carryforward of approximately $140,000, of which $72,000 expires in 2003, $4,000 expires in 2004, $33,000 expires in 2005 and $31,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
CMA NEW JERSEY MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA New Jersey Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 1, 1998
</AUDIT-REPORT>



Important Tax Information (unaudited)


All of the net investment income distributions paid daily by CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series
Trust during its taxable year ended March 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed during the Fund's taxable year ended March 31, 1998.

Please retain this information for your records.